EXHIBIT 23.

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements of our report dated August 5, 1999 with respect to the consolidated financial statements of Universal Corporation and subsidiaries included in this Annual Report (Form 10-K) for the year ended June 30, 1999.

                                    Registration
                                 Statement Number              Description
                                 ----------------              -----------
                                       33-55140                  Form S-8
                                       33-38148                  Form S-8
                                       33-56719                  Form S-8
                                       33-65079                  Form S-3
                                       333-39297                 Form S-8
                                       333-45497                 Form S-8

     /s/ ERNST & YOUNG LLP

Richmond, Virginia
September 23, 1999